Second Quarter 2019 Investor Presentation August 6, 2019

ThisSafe presentation includes Harbor statements that are forward Statement-looking statements made pursuant to the safe harbor provisions of the Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed acquisition of El Paso Electric Company (“EE” or the “Company”), shareholder and regulatory approvals, the expected timetable for completing the proposed acquisition of EE and for obtaining such regulatory approvals; statements regarding current regulatory filings and anticipated regulatory filings; statements regarding expected capital expenditures; statements regarding expected dividends; and statements regarding the adequacy of our liquidity to meet cash requirements. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to, the failure to obtain the required vote of EE’s shareholders; the timing to consummate the proposed acquisition; satisfaction of the conditions to closing may not be satisfied; the risk that a regulatory approval that may be required for the proposed acquisition is not obtained or is obtained subject to conditions that are not anticipated; and the diversion of management’s time on the proposed acquisition-related issues. Additional information concerning factors that could cause actual results to differ materially from those expressed in forward-looking statements is contained in EE’s most recently filed periodic reports and in other filings made by EE with the U.S. Securities and Exchange Commission (the "SEC"), and include, but is not limited to:  The impact of the TCJA and other U.S. tax reform legislation  Increased prices for fuel and purchased power and the possibility that regulators may not permit EE to pass through all such increased costs to customers or to recover previously incurred fuel costs in rates  Full and timely recovery of capital investments and operating costs through rates in Texas and New Mexico, and at the Federal Energy Regulatory Commission (“FERC”)  Uncertainties and instability in the general economy and the resulting impact on EE’s sales and profitability  Changes in customers’ demand for electricity as a result of energy efficiency initiatives and emerging competing services and technologies, including distributed generation  Unanticipated increased costs associated with scheduled and unscheduled outages of generating plant  Unanticipated maintenance, repair, or replacement costs for generation, transmission, or distribution facilities and the recovery of proceeds from insurance policies providing coverage for such costs  The size of our construction program, the receipt of necessary permits and approvals and our ability to complete construction on budget and on time  Potential delays in our construction and resource contracting schedule due to legal challenges or other reasons  Costs at Palo Verde  Decisions and actions of the Company’s regulators and the resulting impact on EE’s cost of capital, sales, and profitability  Deregulation and competition in the electric utility industry  Possible increased costs of compliance with environmental or other laws, regulations and policies  Possible income tax and interest payments as a result of audit adjustments proposed by the Internal Revenue Service or state taxing authorities  Uncertainties and instability in the financial markets and the resulting impact on EE’s ability to access the capital and credit markets  Actions by credit rating agencies  Possible physical or cyber-attacks, intrusions or other catastrophic events  A U.S. Government shutdown and the resulting impact on EE’s sales and profitability  Other factors of which we are currently unaware or deem immaterial EE’s filings are available from the SEC or may be obtained through EE’s website, http://www.epelectric.com. Any such forward-looking statement is qualified by reference to these risks and factors. EE cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this presentation, and EE does not undertake to update any forward-looking statement contained herein. 2

Additional Information Important Additional Information and Where to Find It In connection with the proposed transaction, EE filed a definitive proxy statement with the SEC on August 2, 2019, and intends to file other materials with the SEC. EE also mailed or otherwise provided to its shareholders such proxy statement regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, EE’S SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents that EE files with the SEC from the SEC's website at www.sec.gov and EE’s website at https://ir.epelectric.com. In addition, the proxy statement and other documents filed by EE with the SEC may be obtained from EE free of charge by directing a request to Investor Relations, Phone: 1-800-592-1634. Media inquiries can be directed to Eduardo Gutierrez at EE, Phone: 915-497-3495. Certain Participants in the Solicitation EE, its directors and certain of its executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from EE shareholders with respect to shareholder approval of the proposed acquisition of EE. Information regarding the names of EE’s directors and executive officers and their respective interests in EE by security holdings or otherwise is set forth in EE’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on February 28, 2019, and EE’s definitive proxy statement for its 2019 Annual Meeting of Shareholders filed with the SEC on April 12, 2019. Additional information regarding the interests of such individuals in the proposed transaction are included in the definitive proxy statement relating to such acquisition. These documents may be obtained free of charge from the SEC's website at www.sec.gov and EE’s website at https://ir.epelectric.com. 3

IIF Acquisition Update  On June 1, 2019, EE entered into a definitive agreement to be purchased by Sun Jupiter Holdings, LLC (Parent), an affiliate of Infrastructure Investments Fund (IIF), a private investment vehicle advised by J.P. Morgan Investment Management Inc.(1)  On July 16, 2019, EE filed a Preliminary Proxy Statement with the SEC  On August 2, 2019, EE filed a Definitive Proxy Statement with the SEC  Required regulatory filings(2) Anticipated Regulatory Filings Beginning in August Federal Energy Regulatory Commission (FERC) U.S. Nuclear Regulatory Commission (NRC) Federal Communications Commission (FCC) Public Utility Commission of Texas (PUCT) New Mexico Public Regulation Commission (NMPRC) City of El Paso Hart-Scott-Rodino Antitrust (1) If the acquisition is not consummated by June 1, 2020 because the required approvals have not been obtained, the Parent or EE can extend the date to September 1, 2020 (2) For more information regarding approvals, please reference pages 42-46 of the definitive 4 proxy statement filed with the SEC on August 2, 2019

Recent Highlights  Today EE published its second annual Corporate Sustainability Report  2018 energy efficiency achievements  42,587 MWh energy savings  24,000 tons avoided CO2 emissions  20 million gallons water savings  Carbon reduction goals (on a rate per MWh of load served)  25% below 2015 levels by 2025  40% below 2015 levels by 2035  New Safety Watch Program established to improve safety culture  Reduced annual interest costs by approximately $3.7 million after remarketing certain Maricopa County, Arizona Pollution Control Bonds (PCBs) 5

Recent Highlights (cont.)  Expanded the Texas Community Solar Program (2 MW)  Recognition from ONCOR for our crews that assisted with power restoration efforts in Dallas, Texas  Received the United Way Award for #1 in employee donations / largest contributor in the region  Received the 2019 Energy Star Certified Homes Market Leader Award  Texas legislation passed in Q2 2019:  Providing clarification for Advanced Metering Infrastructure  Allowing for the recovery of new generation through a rider 6

Regulatory Update  In Texas, currently in settlement discussions for Transmission & Distribution Cost Recovery Factors (TCRF & DCRF)  On May 29, 2019, EE issued a separate request for proposal for 141,000 MWh of renewable energy in order to comply with the New Mexico Renewable Portfolio Standard (RPS) and New Mexico’s recently signed Energy Transition Act (ETA)  On July 10, 2019, the NMPRC approved a joint motion to change the date of EE’s next general rate case to a date within 3 months of the NMPRC’s final order regarding the proposed transaction  In Q3 2019, anticipate filing a fuel reconciliation proceeding in Texas to reconcile fuel and purchased power expenses incurred from April 1, 2016 through March 31, 2019  In Q3-Q4 2019, anticipate filing for Power Purchase Agreements and Certificate of Convenience and Necessity regulatory approvals for new generating resources(1)  In Q4 2019, anticipate filing a FERC general rate case (1) Summary of anticipated timeline provided on page 16 of appendix 7

2nd Quarter and YTD Financial Results  GAAP – Q2 2019 net income of $26.1 million (or $0.64 per basic share), compared to 2Q 2018 net income of $33.3 million (or $0.82 per basic share)  GAAP – 2019 YTD net income of $32.2 million (or $0.79 per basic share), compared to 2018 YTD net income of $26.3 million (or $0.65 per basic share)  Non-GAAP – Q2 2019 adjusted net income of $21.9 million (or $0.54 per basic share), compared to Q2 2018 adjusted net income of $30.8 million (or $0.76 per basic share)(1)  Non-GAAP – 2019 YTD adjusted net income of $15.2 million (or $0.37 per basic share), compared to 2018 YTD adjusted net income of $25.9 million (or $0.64 per basic share)(1) (1) Adjusted net income and adjusted basic earnings per share are non-GAAP financial measures that reflect net income and basic earnings per share, respectively (the most comparable GAAP financial measures) adjusted to exclude the impact of changes in fair value of EE’s equity securities and realized gains (losses) from the sale of both equity and fixed income securities held in EE’s Palo Verde nuclear decommissioning trust funds (NDT). Refer to slide 15 for a reconciliation of adjusted net income and adjusted basic earnings per share (non-GAAP) to net income and basic earnings per share, 8 respectively (the comparable GAAP financial measure).

2nd Quarter 2019 Key Earnings Drivers EPS Q2 Q2 2019 vs Q2 2018 $0.90 June 30, 2018 (GAAP) $ 0.82 $0.82 $0.76 Changes in: $0.80 Retail non-fuel base revenues $ (0.24) $0.70 $0.64 Strategic transaction costs $ (0.11) $0.60 $0.54 O&M expenses at fossil-fuel $0.50 $ 0.08 generating plants $0.40 Investment & interest income, NDT $ 0.04 $0.30 Other $ 0.05 $0.20 June 30, 2019 (GAAP) * $ 0.64 $0.10 Non-GAAP Adjustments $ (0.10) $- June 30, 2019 (non-GAAP) * $ 0.54 2019 2018 2019 2018 (non- (non- (GAAP) (GAAP) GAAP) GAAP) ⃰ Excluding the strategic transaction costs associated with the proposed transaction, Q2 2019 GAAP EPS was $0.75 and Q2 2019 non-GAAP EPS was $0.65. Neither EE nor the Parent will seek to 9 recover transaction costs associated with the proposed transaction.

Historical Weather Analysis 2nd Quarter CDDs vs 10-YR Average 1,400 1,319 1,169 1,178 1,138 1,200 1,095 1,108 10-YR CDD Average – 1,085 1,000 995 929 965 958 800 600 400 200 0 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q2 CDDs 10-YR Average 2nd Quarter 2019 CDDs • 27.4% Below 2nd Quarter 2018 10 • 11.7% Below 10-YR Average

2nd Quarter Customers and Retail Sales Average No. Percent Percent of Retail MWH Change(1) Change(1) Customers Residential 379,397 1.6% 675,072 (13.9%) C&I Small 42,546 0.2% 621,484 (5.6%) C&I Large 48 - 271,857 (3.8%) Public Authorities 6,294 12.8% 403,498 (7.1%) Total Retail 428,285 1.6% 1,971,911 (8.7%) Cooling Degree Days 958 (27.4)% (1) Percent change expressed as change in 2019 from 2018 11

Capital Requirements and Liquidity June 30, 2019 Credit Quality (1) (2) Total Liquidity (in $ millions) Moody's S&P Revolving Credit Rating Baa1 BBB $ 189.1 Facility Availability Rating Under Outlook Negative Review Cash $ 12.9 Liquidity $ 202.0  On May 22, 2019, EE completed the remarketing of the 7.25% 2009 Series A and B Maricopa County, Arizona PCB’s ($100.6 million). The annual interest rate was reset to 3.6%.  On July 25, 2019, the Board approved a quarterly cash dividend of $0.385 per share of common stock payable on September 30, 2019 to shareholders of record as of the close of business on September 16, 2019(3)  In light of the proposed transaction, EE will no longer provide guidance nor is it affirming past guidance (1) On July 1, 2019, Moody’s placed EE on review for downgrade (2) On June 5, 2019, S&P published its rating and outlook (3) In accordance with the proposed transaction, until closing, shareholders will continue to be entitled to receive any quarterly cash dividends, including a “stub period” dividend with respect to the period between the last quarterly 12 dividend paid by EE and the close of the proposed transaction.

Appendix 13

Use of Non-GAAP Financial Measures  As required by an accounting standard, changes in the fair value of equity securities are now recognized in EE’s Statements of Operations. The adoption of this standard added the potential for significant volatility to the reported results of operations as changes in the fair value of equity securities may occur.  Accordingly, in addition to disclosing financial results that are determined in accordance with U.S. generally accepted accounting principles (“GAAP”), EE has provided adjusted net income and adjusted basic earnings per share, both of which are non-GAAP financial measures. Management believes that providing this additional information is useful to investors in understanding EE’s core operating performance because each measure removes the effects of variances that are not indicative of fundamental changes in the earnings capacity of EE. Adjusted net income and adjusted basic earnings per share are calculated by excluding the impact of changes in fair value from EE’s equity securities and realized gains (losses) from the sale of both equity and fixed income securities in the Company’s Palo Verde nuclear decommissioning trust funds.  Adjusted net income and adjusted basic earnings per share are not measures of financial performance under GAAP and should not be considered as an alternative to net income and basic earnings per share, respectively. Furthermore, EE’s presentation of any non-GAAP financial measure may not be comparable to similarly titled measures used by other companies. Please refer to slide 15 of this presentation for a reconciliation of adjusted net income and adjusted basic earnings per share to the most directly comparable financial measures, net income and basic earnings per share, respectively, prepared in accordance with GAAP. 14

Reconciliation of Net Income (GAAP) and Basic EPS (GAAP) to Adjusted Net Income (Non-GAAP) and Adjusted Basic EPS (Non-GAAP) Use of Non-GAAP Financial Measures As required by ASU 2016-01, Financial Instruments - Recognition and Measurement of Financial Assets and Financial Liabilities, changes in the fair value of equity securities are recognized in the Company's Statements of Operations. This standard added the potential for significant volatility to the Company's reported results of operations as changes in the fair value of equity securities may occur. Furthermore, the equity investments included in the NDT are significant and are expected to increase significantly during the remaining life (estimated to be 26 to 29 years) of the Palo Verde Generating Station. Accordingly, the Company has provided the following non-GAAP financial measures to exclude the impact of changes in fair value of equity securities and realized gains (losses) from the sale of both equity and fixed income securities. Reconciliations of both non-GAAP financial measures to the most directly comparable financial information presented in accordance with GAAP are presented in the table below. Non-GAAP adjusted net income is reconciled to GAAP net income, and non-GAAP adjusted basic earnings per share is reconciled to GAAP basic earnings per share. Three Months Ended Six Months Ended June 30, June 30, 2019 (a) 2018 2019 (a) 2018 (In thousands except for per share data) (In thousands except for per share data) Net Income (GAAP) $ 26,126 $ 33,295 $ 32,215 $ 26,329 Adjusting items before income tax effects Unrealized (gains) losses, net (5,209) (983) (21,899) 2,798 Realized (gains) losses, net (17) (2,119) 684 (3,391) Total adjustments before income tax effects (5,226) (3,102) (21,215) (593) Income taxes on above adjustments 1,045 621 4,243 119 Adjusting items, net of income taxes (4,181) (2,481) (16,972) (474) Adjusted net income (non-GAAP) $ 21,945 $ 30,814 $ 15,243 $ 25,855 Basic earnings per share (GAAP) $ 0.64 $ 0.82 $ 0.79 $ 0.65 Adjusted basic EPS (non-GAAP) $ 0.54 $ 0.76 $ 0.37 $ 0.64 As of June 30, 2019, the EE nuclear decommissioning trust portfolio was comprised of 52% equity securities and had a market value of $308 million. (a) Net income (GAAP) and adjusted net income (non-GAAP) include a pre-tax charge of $5.7 15 million or $0.11 per share, after tax, of strategic transaction costs.

Anticipated Timeline for New Generating Resources (1) Announced RFP Seek Regulatory Additional 276 MW of results Approvals peak generating capacity Q2 Q4 Q1 Q2 Q3 Q4 Q2 Q3 Q2 Q3 2020 2021 2017 2018 2019 2019 2019 2019 2022 2022 2023 2023 Issued All-Source Contract negotiations (2) Additional 100 MW RFP & execution of peak generating capacity (1) The winning bids include the expected Power Purchase Agreements (“PPAs”) of 200 MW of utility scale solar resources, 100 MW of battery storage, and the construction of a 226 MW natural gas combustion turbine generating unit at the Company’s Newman Power Station for an expected cost of approximately $143 million (2) Selected proposals are subject to the execution of contracts following negotiations with the winning bidders, obtaining the applicable environmental and construction related permits, and obtaining the necessary approvals from the PUCT and the NMPRC 16